Exhibit 10.3

NINTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of May 31, 2013, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division (as successor to Wachovia Bank, National Association which, in turn, was successor to Congress Financial Corporation (Western)) (“Lender”), and PFSWEB RETAIL CONNECT, INC., a Delaware corporation formerly known as eCOST.com, Inc. (“Borrower”).

WITNESSETH:

WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement, dated as of August 3, 2004 (as amended by (i) that certain First Amendment to Loan and Security Agreement, by and between Borrower and Lender; (ii) that certain Second Amendment to Loan and Security Agreement, by and between Borrower and Lender; (iii) that certain Third Amendment to Loan and Security Agreement, by and between Borrower and Lender; (iv) that certain Fourth Amendment to Loan and Security Agreement, dated as of March 28, 2007, by and between Borrower and Lender; (v) that certain Fifth Amendment to Loan and Security Agreement, dated as of January 6, 2009; (vi) that certain Sixth Amendment to Loan and Security Agreement, dated as of May 5, 2010, and as modified by that certain letter agreement dated as of November 29, 2005, (vii) that certain Seventh Amendment to Loan and Security Agreement, dated as of May 31, 2011, and (viii) that certain Eighth Amendment to Loan and Security Agreement, dated as of April 30, 2012 (as further amended, restated, supplemented or otherwise modified through the date hereof, the “Loan Agreement”), whereunder Lender agreed to make extensions of credit from time to time to, or for the account of, Borrower;

WHEREAS, the parties hereto desire to make certain amendments to the Loan Agreement, subject to the terms hereof;

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

SECTION 2.  Amendments.  Upon the Amendment Effective Date (as hereinafter defined), the Loan Agreement shall be amended as follows:

(a)  Section 1.67 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“‘1.67  Revolving Loan Limit’ shall mean Two Million Dollars ($2,000,000).”

(b)  Section 3.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“3.5  Unused Line Fee.  Borrower shall pay to Lender, on a monthly basis, an unused line fee at a rate equal to three-eighths of one percent (0.375%) per annum calculated upon the amount by which Revolving Loan Limit exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be due and payable to Lender on the first day of each month, in arrears.”

(c) The “Maturity Date” referenced in the first sentence of Section 12.1(a) of the Loan Agreement is hereby changed to “May 31, 2014”.

SECTION 3.  Amendment Fee.  Borrower shall pay Lender an amendment fee in the amount of $2,000, which shall be due and payable in full, and fully earned by Lender, on the Amendment Effective Date.

SECTION 4.  Representations, Warranties and Covenants of Borrower.  Borrower represents and warrants to Lender, and agrees that:

(a)  the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Financing Agreements are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by Lender;

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(b)  on the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c)  the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by, Borrower, and this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(d)  the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Borrower is a party or is subject.

SECTION 5.  Conditions Precedent to Effectiveness of Amendment.  This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a)  Each of Borrower and Lender shall have executed and delivered to Lender this Amendment, and such other documents as Lender may reasonably request;

(b)  PFSweb, Inc. shall have executed and delivered a Reaffirmation of Guaranty in the form attached to this Amendment;

(c)  No Default or Event of Default shall have occurred and be continuing; and

(d)  All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission shall be equally as effective as delivery of an originally executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission also shall deliver an originally executed counterpart of this Amendment but the failure to deliver an originally executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

SECTION 7.  Costs and Expenses.  Borrower hereby affirms its obligation under Section 9.20 of the Loan Agreement to reimburse Lender for all expenses (including reasonable attorneys’ fees) paid or incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment.

SECTION 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 9.  Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. Effect of Amendment; Reaffirmation of Financing Agreements.  The parties hereto agree and acknowledge that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Financing Agreements other than as expressly set forth herein and (b) the Loan Agreement (as amended hereby) and each of the other outstanding Financing Agreements remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement, as amended hereby.

SECTION 11. Headings.  Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

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SECTION 12. Release.  BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, ITS AFFILIATES AND PARTICIPANTS, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER AND ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.  BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ITS AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDER’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDER, WHICH OBLIGATIONS WERE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

PFSWEB RETAIL CONNECT, INC., a Delaware corporation formerly known as eCOST.com, Inc., as Borrower

By:	/s/ Thomas J. Madden
Name:	Thomas Madden
Title:	CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division (as successor to Wachovia Bank, National Association which, in turn, was successor to Congress Financial Corporation (Western)), as Lender

By:	/s/ Paul Traux
Name:	Paul Truax
Title:	Vice President

SIGNATURE PAGE TO NINTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

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Reaffirmation of Guaranty

The undersigned hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby, and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment, and (ii) agrees that that certain Guaranty, dated as of March 31, 2006 (the “Guaranty”), executed by the undersigned, in favor of Lender, remains in full force and effect and continues to be the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

Furthermore, the undersigned hereby agrees and acknowledges that (a) the Guaranty executed by the undersigned is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Guaranty executed by the undersigned or any other agreement executed by the undersigned in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Guaranty executed by the undersigned, and shall not constitute a waiver by Lender of Lender’s rights against the undersigned under the Guaranty executed by the undersigned, (d) the consent of the undersigned is not required to the effectiveness of the foregoing Amendment and (e) no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Financing Agreement (other than the Guaranty executed by the undersigned).

PFSWEB, INC.

By:	/s/ Thomas J. Madden
Name:	Thomas Madden
Title:	CFO

REAFFIRMATION OF GUARANTY

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